UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 19, 2012

MetLife, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-15787	13-4075851
(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188
(Address of Principal Executive Offices)	(Zip Code)

212-578-2211

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The information described under “Item 7.01 Regulation FD Disclosure” is hereby incorporated by reference into this Item 2.02. The Historical Results Financial Supplement attached as Exhibit 99.1 to this Form 8-K is furnished and not filed pursuant to instruction B.2 of Form 8-K.

Item 7.01 Regulation FD Disclosure.

Shortly after 5:30 PM (Eastern time) on April 18, 2012, MetLife, Inc. (“MetLife”) furnished to the Securities and Exchange Commission (the “SEC”) on Form 8-K revised historical financial results (the “Historical Results Financial Supplement”) which revised the information contained in its quarterly financial supplements for each quarter of 2011. The Historical Results Financial Supplement was made available in advance of MetLife’s planned earnings announcement for the quarter ended March 31, 2012 to aid investors in understanding the impact of MetLife’s reorganization of its business into six segments, reflecting three broad geographic regions, and the adoption and retrospective application of new guidance regarding accounting for deferred acquisition costs, both of which occurred during the first quarter of 2012. Shortly after the Form 8-K was furnished, the Historical Results Financial Supplement was also posted on the Investor Relations section of MetLife’s website. On April 19, 2012, MetLife learned that the data in the version of the Historical Results Financial Supplement posted on its website could be accessed in ways to make visible the preliminary financial results of MetLife for the quarter ended March 31, 2012 which were otherwise embedded in the document but were not visible.

Therefore, MetLife has attached a new Historical Results Financial Supplement, which includes MetLife’s preliminary financial results for the quarter ended March 31, 2012, to this Form 8-K as Exhibit 99.1. In light of the preliminary nature of these financial results, investors are cautioned not to place undue reliance on them. Due to the inadvertent early release of this information, MetLife will provide final financial results for the quarter ended March 31, 2012 on April 26, 2012, after the close of trading on the New York Stock Exchange. The new Historical Results Financial Supplement attached as Exhibit 99.1 to this Form 8-K is furnished and not filed pursuant to instruction B.2 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

99.1

Historical Results Financial Supplement for the quarters ended March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011, including preliminary financial results for the quarter ended March 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Christine M. DeBiase
Name: Christine M. DeBiase
Title: Vice President and Secretary

Date: April 20, 2012

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Historical Results Financial Supplement for the quarters ended March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011, including preliminary financial results for the quarter ended March 31, 2012.